UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2014

NorthStar Realty Finance Corp.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32330 (Commission File Number)	11-3707493 (I.R.S. Employer Identification No.)

399 Park Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

As previously disclosed, on December 10, 2013, NorthStar Realty Finance Corp. (“NorthStar”) announced its plan to spin-off its asset management business (NorthStar Asset Management Group Inc. or “NSAM”) to its stockholders. NSAM is expected to be publicly traded on the New York Stock Exchange (“NYSE”). NSAM made an initial filing of a registration statement on Form 10 (the “Form 10”) with the U.S. Securities and Exchange Commission (“SEC”) on February 5, 2014 and filed amendments to the Form 10 on April 14, 2014 and May 22, 2014, respectively. Prior to the planned spin-off of its asset management business and as detailed in the Form 10, NorthStar will effect an internal corporate reorganization (the “Reorganization”) pursuant to which NorthStar’s operating partnership, NorthStar Realty Finance Limited Partnership (the “Operating Partnership”), will merge into NorthStar and then NorthStar will merge into its subsidiary, NRFC Sub-REIT Corp., a Maryland corporation (“New NorthStar”), which will thereafter rename itself as “NorthStar Realty Finance Corp.” and the common shares of New NorthStar will continue to be traded on the NYSE under the ticker symbol “NRF”. The Reorganization does not require the vote of NorthStar stockholders and, following the Reorganization, the stockholders of New NorthStar will have the same rights and privileges as they currently maintain with NorthStar. Furthermore, following completion of the Reorganization, the assets, liabilities, total equity, net revenue and net income reflected in the historical financial statements of New NorthStar will be the same as those of NorthStar prior to the Reorganization.

On June 12, 2014, New NorthStar filed a registration statement on Form S-4 (the “Form S-4”) to register the issuance of its common and preferred stock in connection with the Reorganization described in the Form 10 and above. NorthStar intends to seek to have the Form S-4 declared effective by the SEC concurrent with the Form 10 in order to complete the spin-off on the schedule previously announced, being at or around the end of the second quarter of 2014.

Safe-Harbor Statement

Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words like “will,” “expects,” “seek,” “proposed,” “intends” and similar expressions.  These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; NorthStar can give no assurance that its expectations will be attained.  Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results.  Variations of assumptions and results may be material.  Factors that could cause actual results to differ materially from NorthStar’s expectations include, but are not limited to, NorthStar’s ability to complete the spin-off of its asset management business and the Reorganization on the terms set forth in the information statement, filed as an exhibit to the Form 10 and the S-4 or at all; the timing of effectiveness of the Form 10 and the S-4; the risk relating to the spin-off of NorthStar’s asset management business and operating its existing company and its asset management business as separate companies; NorthStar’s ability to realize the benefits of the spin-off, including the tax-free nature of the transaction; and the ability to list NSAM’s common stock on the NYSE.  Factors that could cause actual results to differ materially from those in the forward-looking statements are specified in NorthStar’s Annual Report on Form 10-K for the year ended December 31, 2013, its Quarterly Report on Form 10-Q for the three months ended March 31, 2014 and its other filings with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. NorthStar expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Finance Corp.
(Registrant)

Date: June 12, 2014	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary